National Life Insurance Company

National Variable Life Insurance Account

Supplement dated April 15, 2010

to the Prospectus dated May 1, 2009

for the Sentinel Benefit Provider Policy

Effective May 28, 2010, the High Yield Portfolio, a series of The Universal Institutional Funds, Inc. (the “High Yield Portfolio”) will no longer be offered as an investment option under the Sentinel Benefit Provider policy.  If you have Account Value allocated to the Subaccount that invests in the High Yield Portfolio (the “High Yield Portfolio Subaccount”), you must instruct us to transfer that Account Value to another Subaccount or Subaccounts of your choice.  Otherwise, at the close of business on May 28, 2010, we will transfer your Account Value to the Money Market Subaccount.  Also, if you have any portion of your future premium payments allocated to the High Yield Portfolio Subaccount or if your automatic portfolio management features (i.e., Dollar-Cost Averaging and Portfolio Rebalancing) include the High Yield Portfolio Subaccount, you must redirect that allocation or automatic transaction to another Subaccount.  After May 28, 2010, all references to the High Yield Portfolio in the Sentinel Benefit Provider policy are hereby deleted.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE